UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 7, 2017

(Date of Earliest Event Reported)

C&J Energy Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd.

Houston, Texas 77042

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 325-6000

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

C&J Energy Services, Inc. (the “Company”) is filing unaudited pro forma condensed consolidated financial information (the “Pro Forma Financial Information”) as of and for the fiscal year ended December 31, 2016, as set forth in Exhibit 99.1 to this report. The Pro Forma Financial Information is derived from the Company’s audited consolidated financial statements for the year ended December 31, 2016 and gives effect to (i) the consummation of the plan of reorganization of C&J Energy Services Ltd., the Company’s predecessor, and (ii) the Company’s adoption of fresh start accounting pursuant to Accounting Standards Codification (“ASC”) 852 – Reorganizations as if the effective date of the emergence from bankruptcy had occurred on December 31, 2016 for the unaudited condensed consolidated balance sheet and January 1, 2016 for the unaudited condensed consolidated statement of operations. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2017	C&J ENERGY SERVICES, INC.

	By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief Risk and Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.